Exhibit 25.1



                                    FORM T-1



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                             CHECK IF AN APPLICATION
                TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) |x|
                           --------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

             New York                                     13-5160382
             (State of incorporation                      (I.R.S. employer
             if not a U.S. national bank)                 identification no.)

             One Wall Street, New York, N.Y.              10286
             (Address of principal executive offices)     (Zip code)

                           --------------------------

                                   CWALT, INC.
               (Exact name of obligor as specified in its charter)

             Delaware                                     87-0698307
             (State or other jurisdiction of              (I.R.S. employer
             incorporation or organization)               identification no,)

             4500 Park Granada
             Calabasas, California                        91302
             (Address of principal executive offices)     (Zip code)



                           --------------------------



                          Mortgage Backed Securities
                     (Title of the indenture securities)


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


1. General information. Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

            --------------------------------------------------------------------
                          Name                           Address
            --------------------------------------------------------------------

            Superintendent of Banks of the      One State Street, New York, N.Y.
            State of New York                   10004-1417, and Albany, N.Y.
                                                12223

            Federal Reserve Bank of New York    33 Liberty Street, New York,
                                                N.Y. 10045

            Federal Deposit Insurance           Washington, D.C. 20429
            Corporation

            New York Clearing House             New York, New York 10005
            Association


      (b)   Whether it is authorized to exercise corporate trust powers. Yes.

2. Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation. None.

16. List of Exhibits.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

                  1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit I to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits la and lb to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

                  4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

                  6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)



                                  Page 2 of 4
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                  7.    A copy of the latest report of condition of the Trustee
                        published pursuant to law or the requirements of its supervising or examining authority.


                                  Page 3 of 4
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                                    SIGNATURE

                  Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 28th day of February, 2007.

                                         THE BANK OF NEW YORK

                                         By: /s/ Matthew Sabino
                                            -------------------------------
                                         Name:  Matthew Sabino
                                         Title: Assistant Treasurer


                                         By: /s/ Michael Cerchio
                                            -------------------------------
                                         Name:  Michael Cerchio
                                         Title: Assistant Treasurer

                                                                    EXHIBIT 7 TO
                                                                    FORM T-1

--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
            a member of the Federal Reserve System, at the close of business September 30, 2006, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                 Dollar Amounts
            ASSETS                                                  In Thousands
            Cash and balances due from depository
             institutions:
             Noninterest-bearing balances and currency
              and coin............................................ $2,478,000
             Interest-bearing balances ........................... 15,693,000
            Securities:
             Held-to-maturity securities .......................... 1,856,000
             Available-for-sale securities ....................... 17,740,000
           Federal funds sold and securities purchased
             under agreements to resell
             Federal funds sold in domestic offices................ 3,334,000
             Securities purchased under agreements to
             resell ................................................. 219,000
           Loans and lease financing receivables:
             Loans and leases held for sale ............................... 0
              Loans and leases, net of unearned
              income ............................................. 35,123,000
             LESS: Allowance for loan and
              lease losses........................................... 407,000
             Loans and leases, net of unearned
              income and allowance ............................... 34,716,000
            Trading assets......................................... 3,011,000
           Premises and fixed assets (including
             capitalized leases) .................................... 896,000
            Other real estate owned ....................................... 0
            Investments in unconsolidated subsidiaries
             and associated companies ............................... 308,000
            Not applicable
            Intangible assets:
             Goodwill ............................................. 2,188,000
             Other intangible assets ................................ 741,000

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           Other assets ........................................... 7,975,000
                                                                    ---------
           Total assets ......................................... $91,155,000
                                                                  ===========

           LIABILITIES
           Deposits:
            In domestic offices ................................. $34,430,000
            Noninterest-bearing .................................. 16,230,000
            Interest-bearing ..................................... 18,219,000
            In foreign offices, Edge and Agreement
             subsidiaries, and IBFs .............................. 34,321,000
            Noninterest-bearing ..................................... 399,000
            Interest-bearing ..................................... 33,922,000
          Federal funds purchased and securities sold
             under agreements to repurchase
            Federal funds purchased in domestic
             offices ................................................ 900,000
            Securities sold under agreements to
             repurchase ............................................. 152,000
          Trading liabilities ..................................... 2,224,000
          Other borrowed money:
            (includes mortgage indebtedness and
            obligations under capitalized leases).................. 1,763,000
          Not applicable
          Not applicable
          Subordinated notes and debentures ....................... 1,955,000
          Other liabilities ....................................... 6,374,000

          Total liabilities ..................................... $82,119,000
                                                                  ===========

          Minority interest in consolidated
            subsidiaries ............................................ 151,000

          EQUITY CAPITAL
          Perpetual preferred stock and related
            surplus ....................................................... 0
          Common stock ............................................ 1,135,000
          Surplus (exclude all surplus related to
            preferred stock) ...................................... 2,115,000
          Retained earnings ....................................... 5,696,000
          Accumulated other comprehensive income..................... -61,000
          Other equity capital components ................................. 0
          Total equity capital .................................... 8,885,000
                                                                    ---------

          Total liabilities, minority interest, and equity capital   $91,155,000
                                                                     ===========

            I, Thomas J. Mastro, Executive Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.



                                                               Thomas J. Mastro,
                                        Executive Vice President and Comptroller

            We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


                              --
         Thomas A. Renyi        |
         Gerald L. Hassell      |            Directors
                              --